                                                                    EXHIBIT 10.3

                            ASSET PURCHASE AGREEMENT

of January 29,2002

between

     Asclepion-Meditec AG
     Goschwitzer Strasse 51-52
     07745 Jena
     (hereinafter referred to as the "Seller")

and

     BIOLASE Europe GmbH
     c/o Brobeck Hale and Dorr
     Maximilianstrasse 31
     80539 Munchen
     (hereinafter referred to as the "Purchaser")

                                    Preamble
                                    --------

The Seller is the owner of a production center with ten employees in Floss, Germany (hereinafter referred to as the "Business").

The Seller is interested in divesting itself of the Business by way of a transfer of the assets and contractual relationships relating thereto. The Purchaser is interested in purchasing certain assets and contractual relationships relating thereto.

The parties therefore agree as follows:

                                   ARTICLE 1
                               Purchase of Assets
                               ------------------

1. The Seller hereby sells to the Purchaser all fixed assets (Gegenstande des Anlagevermogens) within the meaning of Section 266 (2) A of the German Commercial Code (Handelsgesetzbuch) (hereinafter referred to as "HGB") which belong to the Business on February 1, 2002 (hereinafter referred to as the "Effective Date") and are listed in Attachment 1.1 hereto.
                                                --------------

2.   The list of assets attached to this Agreement as Attachment 1.1 was
                                                      --------------
     prepared from the inventory list (Inventar) which formed the basis of the balance sheet being part of the audited annual statement of the Seller as of September 30, 2001, and taking into account subsection 3 below. Assets of the Business, which did not have to be included in the inventory in view of their particular nature (e.g. low value items), are nevertheless included in the assets sold pursuant to this Article 1.

3. All inventories (Vorrate) within the meaning of Section 266 (2) B.I. HGB relating to the Business, receivables and other assets (Forderungen und sonstige Vermogensgegenstande) within the meaning of Article 266 (2) B.II. HGB relating to the Business, securities (Wertpapiere) within the meaning of Article 266 (2) B.III. HGB and checks, cash, federal bank and post giro deposits and deposits with credit institutions (Schecks, kassenbestand Bundesbank und Postgiroguthaben und Guthaben bei Kreditinstituten) within the meaning of Article 266 (2) B.IV. HGB relating to the Business are not included in the assets sold pursuant to subsection 1.

                                   ARTICLE 2
                                   Premises
                                   --------

The real estate on which the operations of the Business are conducted is included in the assets sold pursuant to Article 1 subsection 1 of this Agreement. The real estate is registered in the Land Register Schonbrunn of the Municipal Court of Weiden i.d.Oberpfalz, volume 11, page folio 375 BV no. 1 and is owned by the Seller. Details of the sale of such real estate are governed by the Real Estate Purchase Agreement to which this Agreement is exhibit 4.

                                   ARTICLE 3
                             Assignment of Contracts
                             -----------------------

The Purchaser hereby assumes from the Seller as of the Effective Date all contracts which are specified in Attachment 3 to this Agreement, i.e., the
                                 ------------
Purchaser assumes from the Seller all rights and obligations resulting from these contracts by way of the assumption of contract with full discharge of the original contract party (im Wege der Vertragsubernahme mit befreiender Wirkung).

                                   ARTICLE 4
                      Transfer of Employment Relationships
                      ------------------------------------

1. The parties acknowledge that employment relationships existing with the Seller and attributable to the Business together with all rights and obligations arising therefrom are on the Effective Date transferred to the Purchaser pursuant to Section 613a of the German Civil Code (Burgerliches Gesetzbuch).

2. The employment relationships transferred to the Purchaser are listed in Attachment 4.2 to this Agreement.
     --------------

3. Any compensation and or social security or tax payment related to the transferred employment relationships for January 2002 shall still be handled and paid by the Seller.

4. In the event the Purchaser has to terminate any of the employees listed in Attachment 4.2, then the Seller shall indemnify the Purchaser for the
     --------------
     Termination Costs of up to 3 of the transferred employees. "Termination Costs" in this Article 4 shall mean the costs resulting from any settlement payment based on the employee's service prior to the Effective Date plus any reasonable legal fees (attorney and court fees) in case of a legal dispute in connection with the termination of the employee.

5. In the event, the Purchaser has to terminate more than 3 of the employees listed in Attachment 4.2, then the parties shall equally share the
               --------------
     Termination Costs (as defined in subsection 3 above) of those additional employees.

6. The indemnification in subsections 4 and 5 above shall be conditioned on the Purchaser, prior to the termination of the respective employee listed in Attachment 4.2 having consulted and discussed in good faith with the
        --------------
     Seller its intention to terminate the employee.

7. The entitlement to the indemnification in subsections 4 and 5 above shall lapse, if (i) the Purchaser files a petition for bankruptcy or has such petition filed involuntarily against it, or files a petition for suspension of payments, becomes insolvent, makes an assignment for the benefit of creditors, goes into liquidation or receivership, or otherwise loses legal control of its business, or (ii) comes under the control of a third party (e.g., by virtue of acquisition or merger) two years or more after the Effective Date.

                                   ARTICLE 5
                     Transfer of Title, Grant of Possession
                     --------------------------------------

1. The Seller hereby transfers to the Purchaser, who hereby accepts such transfer, title to the assets sold pursuant to Article 1 of this Agreement with effect as of the Effective Date. The transfer from the Seller to the Purchaser of the real estate referred to in Article 2 of this Agreement is governed by the Real Estate Purchase Agreement.

2. The Seller will grant to the Purchaser on the Effective Date possession of the tangible assets sold pursuant to Section 1.1 of this Agreement.

3. With effect from the Effective Date, the Seller transfers all books, records and documentation relating to the transferred assets and employment relationships and assigned contracts to the Purchaser.

                                   ARTICLE 6
                              Third Party Consents
                              --------------------

1. The parties will jointly endeavor to obtain all necessary third party consents in respect of the transferred assets and assigned contractual relationships, and the entry into certain contracts and contractual offers; in particular, the parties will endeavor to obtain the consent of contractual partners.

2. If it turns out to be impossible or impracticable to obtain the consent of a third party which is necessary in connection with the effective transfer of an asset or the assignment of a contractual relationship, or the effective entry into a contractual relationship or contractual offer, the parties will, for the purposes of their internal relationship (im Innenverhaltnis), behave and conduct themselves as if the transfer or entry had effectively taken place on the Effective Date. In this case, the Seller will, in respect of its external relationships (im Aussenverhaltnis), remain the owner of the relevant asset and remain the party to the relevant contractual relationship but will continue to hold the relevant asset and the relevant contract or contractual offer in the internal relationship between the Seller and the Purchaser for the account of the Purchaser. Thus, the Purchaser shall indemnify the Seller for any losses, damages, liabilities to third parties, costs or expenses (including taxation) it might incur in connection therewith.

                                   ARTICLE 7
                          No assumption of Liabilities
                          ----------------------------

Except as set forth herein, the Purchaser shall not assume any liabilities of the Seller related to the Business, including but not limited to (i) any liabilities in connection with the transferred assets or the assigned contractual relationships incurred until the Effective Date and (ii) any liabilities of the Seller relating to accounts payable, indebtedness, legal services, accounting services, financial advisory services or other professional services performed in connection with the Business.

                                   ARTICLE 8
                                 Purchase Price
                                 --------------

1. The aggregate purchase price for the transfer of the assets and employment relationships, and the assignment of the contractual relationships (hereinafter referred to as the "Purchase Price") is US-$ 1,000,000.00 (in words: United States Dollar one million). Therefrom US-$ 849,000.00 (in words: United States Dollar eight-hundred-forty-nine-thousand) shall be paid for the acquisition of the premises. Installments of the Purchase Price to be paid shall be allocated to the acquisition of the premises until this portion of the Purchase Price has been fully settled.

2. A first installment of the Purchase Price which shall amount according to the sole discretion of the Purchaser between US-$ 300,000.00 (in words:
     United States Dollar three-hundred-thousand) and US-$ 500,000.00 (in words:
     United States Dollar five-hundred-thousand) shall be paid by the Purchaser not later than May 31, 2002 but not before the 12th day after the Notary Public has sent to the Purchaser a written notice in accordance with
     Article III of the Real Estate Purchase Agreement. The funds shall be paid to account no. ***** of the Seller with ***** (bank identification number:
     *****).

3. Provided that the first installment is US-$ 500,000.00 (in words: United States Dollar five-hundred-thousand), the balance of the Purchase Price shall be paid by the Purchaser not later than April 1, 2003 to the account of the Seller no. ***** with ***** (bank identification number: *****).

4. In the event, the first installment of the Purchase Price is less than US-$ 500,000.00 (in words: United States Dollar five-hundred-thousand), then the second installment of the Purchase Price shall be in the amount of at least US-$ 500,000.00 (in words: United States Dollar five-hundred-thousand), and shall be paid by the Purchaser not later than April 1, 2003. The remaining outstanding balance of the Purchase Price shall then be paid by the Purchaser not later than December 1, 2003.

---------------------
*  Confidential Treatment Requested.

5. The portion of the Purchase Price outstanding from time to time shall, from the Effective Date until payment, bear interest at an annual rate calculated in accordance with the following formula:

                                     *****.

     The interest is due and payable on the last business day of each month.

6. On the date the first installment of the Purchase Price is due, the Purchaser shall provide the Seller with a direct suretyship of BIOLASE Technology, Inc., payable upon first demand (selbstschuldnerische Burgschaft auf erstes Anfordern) in the amount of the remaining balance of the Purchase Price. This suretyship must be returned by the Seller upon receipt of the final installment of the Purchase Price at the latest. If, at the time of the intended return of the suretyship, the parties do not agree as to whether there are any warranty claims in respect of which the Purchaser can exercise a right of set off against the outstanding claim for the Purchase Price or a portion thereof, the Seller may nevertheless demand from the Purchaser payment of the full amount of the final installment of the Purchase Price if the Seller, in order to secure the warranty amount in dispute, provides at the same time a direct suretyship payable upon first demand (selbstschuldnerische Burgschaft auf erstes Anfordern) of a bank or savings bank which is recognized as a customs or tax surety.

7. The Purchase Price agreed upon in subsection 1 above is a net amount. The Purchaser shall be solely responsible for and shall pay, or reimburse the Seller for any German Value Added Tax due under this Agreement. The Seller shall provide the Purchaser with according invoices separately stating the Purchase Price and Value Added Tax.

8. If payment of the first installment of the Purchase Price is not made when due as specified in subsection 2 above, then the Seller has the right to withdraw from this Agreement (zurucktreten), if the Purchaser has not cured this failure within 14 banking days after having received the Seller's written notice that payment of the first installment of the Purchase Price is still outstanding. The right of the Seller to demand damages from the Purchaser on the basis of non-completion is not affected by the exercise of this right of withdrawal.

9. The Purchase Price and any interest resulting therefrom shall be payable in the European currency Euro ("EUR" or "(euro)"). The exchange rate to be applied for the conversion from United States Dollars (US-$) to EUR. (hereinafter referred to as the "Exchange Rate") shall be the average exchange rate as stated in the London Financial Times on the date of the notarial recording of this Agreement. The Exchange Rate shall be applicable to any and all payments under this Agreement.

---------------------
*  Confidential Treatment Requested.

                                   ARTICLE 9
                            Warranties of the Seller
                            ------------------------

The Seller warrants to the Purchaser, in the form of an independent promise of guarantee (unabhangiges Garantieversprechen), that the following statements, as at the Effective Date, are true and correct:

1.   The Seller has the right to freely dispose of the assets sold pursuant to
     Article 1 and 2 of this Agreement without any third parties' consent being required and without such a disposal infringing the rights of third parties. The Seller is the legal and beneficial owner of all assets sold pursuant to Article 1 subsection 1 and Article 2 of this Agreement. Such assets are free of all encumbrances or any other rights in favor of third parties and are in good operating and maintenance condition.

2.   The validity or enforceability of the contracts transferred pursuant to
     Article 3 of this Agreement has not been legally contested or challenged. No such contract has been terminated nor, to the best knowledge of the Seller, is any such termination pending. Neither the Seller nor, to the best knowledge of the Seller, its respective contractual partner, has breached, or is in default with respect to, any such contract.

3.   Attachment 4.2 to this Agreement is a complete and correct list of all
     --------------
     employees of the Seller transferred pursuant to Article 4 of this Agreement specifying the name of each such employee and the aggregate amount in Deutsche Mark of the compensation (including wages, salary, commissions, director's fees, fringe benefits, bonuses, profit- sharing payments and other payments or benefits of any type) received by such employee from the Seller with respect to the services performed in 2001.

     No employee indicated in that list as ***** has declared an intention to terminate the employment relationship.

     Except as set forth in Attachment 4.2 to this Agreement, the Seller is not
                            --------------
     a party to or bound by, any employment contract or any union contract, collective bargaining agreement or similar contract in connection with the transferred employees.

     To the best of Seller's knowledge, no transferred employee is a party to or bound by any confidentiality agreement, non-competition agreement or other contract with any person that may have an adverse effect on the performance by such employee of any of his duties or responsibilities as an employee of the Seller or the Purchaser.

---------------------
*  Confidential Treatment Requested.

4. The business facilities of the Business have been erected in compliance with all applicable laws and regulatory orders (in particular in the area of construction and trade law). Neither their operation nor any other current business operations of the Business nor any of its products or services infringe any applicable laws or regulatory orders. All relevant permits required in connection with the operation of the Business have been granted (Realkonzessionen). To the best knowledge of the Seller, neither the revocation nor any restrictions in respect of such permits is or are impending. All necessary insurances are valid and in full force up until the Effective Date.

5. Bankruptcy or composition proceedings have not been commenced against the Seller nor are there any circumstances visible which would justify the commencement of such proceedings in the foreseeable future. There is also no pending proceeding against or involving the Seller that is related to the Business or any transferred asset or employment relationship or assigned contract, and to the knowledge of the Seller, no person has threatened to commence any proceeding against or involving the Seller that is related to the Business or the transferred assets or employment relationships or assigned contracts. To the knowledge of the Seller, there is no proposed order that, if issued or otherwise put into effect, (i) would be reasonably likely to have a material adverse effect on the ability of the Seller to comply with or perform any covenant or obligation under any provision of this Agreement or (ii) would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise interfering with any of the transactions contemplated hereby.

6. To the best knowledge of the Seller, all information supplied by the Seller to the Purchaser and its advisers prior to the notarial recording of this Agreement is complete, correct and accurate in all respects. It is not misleading and does not omit any fact relating to the Business and the assets and contractual and employment relationships transferred pursuant to this Agreement which would be important in respect of specific information given or which the Purchaser at the time of the notarial recording of this Agreement should have known for the purposes of evaluating such information. To the best knowledge of the Seller, there are no material facts or circumstances, which in the future could have a material adverse effect on the Business and its operations as well as on the transferred assets and employment relationships and assigned contracts with the exception of general developments of the economy or the market.

7. The Seller has all requisite legal power and authority to enter into this Agreement and to consummate the transactions contemplated thereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary legal bodies of the Seller. This Agreement has been duly executed and delivered by the Seller and constitutes the valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

8. The execution and delivery of this Agreement by the Seller does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit under any other agreement of the Seller and Purchaser.

                                   ARTICLE 10
                               Legal Consequences
                               ------------------

1. If one or several of the statements in respect of which the Seller has, pursuant to Article 9 of this Agreement, assumed a guarantee turns out to be inaccurate, then the Purchaser may demand that the Seller, within an appropriate period of time but in any case not later than 30 days after receipt of such demand brings about the position which would have existed had such statements been correct. If the Seller, within such period of time, fails to produce such position or if it is impossible to do so, the Purchaser may demand damages from the Seller.

2. The Purchaser may claim damages on the basis of non-fulfillment of the guarantees assumed by the Seller pursuant to Article 9 of this Agreement only to the extent that the aggregate amount of such claims exceeds an amount of EUR ***** (in words: Euro *****). This limitation has no application in respect of legal defects (Rechtsmangel) of the assets sold.

3. Expressly excluded are any rights of the Purchaser relating to exchange (Wandlung) or reduction of purchase price (Minderung), damages for incorrect representation (Schadenersatz wegen unrichtiger Zusicherung), avoidance of this Agreement due to lack of substantial quality (Anfechtung wegen des Fehlens einer wesentlichen Eigenschaft) or rescission or adjustment of this Agreement due to lack of substantial elements (Wegfall der Geschaftsgrundlage) or damages for other negligent breach of contract (Schadensersatz wegen Pflichtverletzung).

4. All warranty claims of the Purchaser pursuant to this Article 10 are subject to a limitation period of two (2) years. This has no application in respect of legal defects of the assets sold, which are subject to the statutory limitation period. The limitation period commences on the Effective Date.

                                   ARTICLE 11
                       Confidentiality and Press Releases
                       ----------------------------------

1. The Seller shall keep confidential for a period of 2 years from the Effective Date its knowledge concerning the Business and its business operations if the relevant facts are not publicly known and to the extent that no legal disclosure requirements exist and shall, furthermore, not use such confidential information for itself or for others.

2. The parties agree to keep strictly confidential any information obtained by them in connection with the negotiation and conclusion of this Agreement which relates to the relevant other party and its affiliated companies.

3. Neither party shall make any press release nor any similar public announcement with respect to the transactions contemplated in this Agreement without the prior written agreement of the relevant other party.

---------------------
*  Confidential Treatment Requested.

                                   ARTICLE 12
                             Enticement of Employees
                             -----------------------

The parties agree for a period of 30 (thirty) months after the Effective Date, not to cause and not to cause any of their affiliates to cause any employee of the other party to terminate his/her employment or other contractual relationship with the other party.

                                   ARTICLE 13
                                  Miscellaneous
                                  -------------

1. Each party to this Agreement shall bear the costs of its advisers. The cost of the notarial recording of this Agreement as well as other transaction costs brought about by the conclusion or performance of this Agreement including any transfer taxes shall, as between the parties, be borne by the Purchaser.

2. This Agreement, including this provision, may only be amended by written or, if required by applicable law, notarial instrument

3. Notices permitted or required to be given hereunder shall be in writing and shall be deemed given when delivered personally, or upon receipt if mailed by registered mail or certified mail, postage prepaid, return receipt requested, or transmitted by telefax (with an electronic confirmation thereof to the transmitter), to the parties at their respective addresses set forth below (or at such other address for a party as shall be specified by notice given hereunder):

     If to the Seller:          Asclepion-Meditec AG
                                Goschwitzer Strasse 51-52
                                07745 Jena
                                Attn.: Dr.  Bernhard Seitz
                                Telefax: 03641 - 220102

     If to the Purchaser:       BIOLASE Europe GmbH
                                c/o Brobeck Hale and Dorr
                                Maximilianstrasse 3l
                                80539 Munchen, Attn Rainer Kreifels
                                Telefax: 089-24213213

4. If any provision of this Agreement is wholly or in part invalid or unenforceable, the validity and enforceability of the other provisions of this Agreement shall not be affected thereby. The invalid or unenforceable provision shall be deemed to be replaced by such valid and enforceable provision which best serves the economic interests of the parties as originally intended by the invalid or enforceable provision.

5. In case of any conflict between the provisions of this Agreement and the Real Estate Purchase Agreement, the Real Estate Purchase Agreement shall prevail.

6. This Agreement shall be governed by the laws of the Federal Republic of Germany. In the event of a dispute between the parties arising out of this Agreement, the parties agree on Jena, Germany as the exclusive venue with respect to the commencement of any legal proceedings.

Signed at Munich on this 29th day of January 2002 On behalf of Asclepion-Meditec
AG:

/s/ A. GOTTLIEB

On behalf of BIOLASE Europe GmbH:

/s/ RAINER KREIFELS

Attachments



                                                         Attachment 1.1

Anlage   Inventar       Anlagenbezeichnung                            Einsatzort 1                            Serialnr.  Aktivdatum
------   --------       ------------------------------------------    --------------------------------------  --------   -----------
200040   AF230032       SW Feros                                      "HZGD-01.07.1993,1312,00/590,00"                   01.10.1995
500000   AF570009       Trennwand                                     "HZGD-01.10.1993, 9560,00/1912,00"                 01.10.1995
500001   AF530001       Gebaeude Floss                                "HZGD-01.10.1989,1231484,76/420728,76"             01.10.1995
500002   AF570001       Trennwand mit Verbindungstuere                "HZGD-01.12.1991, 2689,99/686,99"                  01.10:1995
500004   AF570003       Regalschrank als Raumteiler                   "HZGD-01.03.1993, 22320,00/5766,00"                01.10.1995
500005   AF570004       Trennwand m. Schraenken u. Tor                "HZGD-01.05.1993, 22325,00/5396,00"                01.10.1995
500006   AF570005       Schrankwandanl. m. Tuer u. Garderobe          "HZGD-01.07.1993, 11675,00/2628,00"                01.10.1995
500007   AF570006       Trennwand                                     "HZGD-01.12.1993, 7100,44/1301,44"                 01.10.1995
500008   AF570008       Trennwand incl. Verglasung                    "HZGD-01.10.1993, 12886,60/2577,60"                01.10.1995
500009   AF570007       Trennwand incl. Vergl. m. Durchgangstuereu    "HZGD-01.10.1993, 15199,20/3039,20"                01.10.1995
500011   AF510001       Grund u. Boden bebaut Floss                   "HZGD-01.10.1994, 389307,78/0.00"                  01.10.1995
500012   AF569001       Aussenanlagen Floss                           "HZGD-01.10.1989, 93365,31/61694,31"               01.10.1995
500015   AF999120       Grunderwerbssteuer Floss                      "HZGD-01.10.1994, 33506,00/0,00"                   01.10.1995
700000   AF700004       Kompressor ECO 5-90 D Bauj. 1995              "HZGD-10.03.1995, 1750,41/525,41"                  01.10.1995
700006   AF720023       Hydraulik-Stapler                             "HZGD-10.10.1990, 1887,00/1569,00"                 01.10.1995
700008   AF720027       Messgeraet m. Zubehoer                        "HZGD-10.04.1992, 6468,00/4852,00"                 01.10.1995
700023   AF720005       Thyzel Bohrmaschine 1980                      "HZGD-10.10.1985, 1337,00/1336,00"                 01.10.1995
700024   AF720004       "Bandsaegemaschine" "Haaf"                    "HZGD-10.10.1985, 3792,34/3791,34"                 01.10.1995
800000   AF870118       Regal-System                                  "HZGD-10.04.1992, 1162,22/872,22"                  01.10.1995
800001   AF870117       Regal-System                                  "HZGD-10.04.1992, 1162,22/872,22"                  01.10.1995
800002   AF870116       Regal-System                                  "HZGD-10.04.1992, 1162,23/872,23"                  01.10.1995
800008   AF870119       Regal-System                                  "HZGD-10.04.1992, 1162,22/872,22"                  01.10.1995
800009   AF870136       Regal                                         "HZGD-10.04.1992, 976,79/732,79"                   01.10.1995
800014   AF870120       Regal-System                                  "HZGD-10.04.1992, 1162,22/872,22"                  01.10.1995
800015   AF870121       Regal-System                                  "HZGD-10.04.1992, 1412,91/1057,73"                 01.10.1995
800018   AF870128       Wandregal                                     "HZGD-10.04.1992, 835,56/626,56"                   01.10.1995
800021   AF870137       Regal                                         "HZGD-10.04.1992, 1422,02/1067,02"                 01.10.1995
800024   AF870074       Schrank                                       "HZGD-10.10.1990, 1094,16/911,16"                  01.10.1995
800026   AF870154       Regal                                         "HZGD-10.10.1992, 991,30/667,30"                   01.10.1995
800027   AF870155       Regal                                         "HZGD-10.10.1992, 993,31/668,31"                   01.10.1995
800031   AF870156       Regal                                         "HZGD-10.10.1992, 993,29/668,29"                   01.10.1995
800032   AF800031       Anbauten+Zubehoer Loetofen                    "HZGD-10.04.1987, 14610,56/13996,56"               01.10.1995
800041   AF800042       Testaufbau elektr. ARGUS                      "HZGD-10.04.1992, 3076,44/2307,44"                 01.10.1995



                                                         Attachment 1.1

Anlage   Inventar   Anlagenbezeichnung                                  Einsatzort 1                          Serialnr.  Aktivdatum
------   --------   ------------------------------------------          ------------------------------------  --------   -----------
800044   AF870028   Schrank                                             "HZGD-10.04.1990, 885,00/758,00"                 01.10.1995
800047   AF870064   EPROM-Programmiergeraet                             "HZGD-10.04.1991, 1339,47/1227,47"               01.10.1995
800048   AF870059   Geschirrspuelmaschine                               "HZGD-10.04.1991, 950,00/870,00"                 01.10.1995
800049   AF800043   Testaufbau Arztfilter                               "HZGD-10.04.1992, 1590,58/1193,58"               01.10.1995
800050   AF870045   Trennwandanlage                                     "HZGD-10.10.1990, 5570,00/4633,00"               01.10.1995
800052   AF870008   Werksicherung (BP)                                  "HZGD-10.10.1984, 22411,00/21997,00"             01.10.1995
800053   AF870004   Schrank (Floss)                                     "HZGD-10.10.1985, 1818,00/1817,00"               01.10.1995
800054   AF870002   Schrank (Floss)                                     "HZGD-10.10.1985, 1040,20/1039,20"               01.10.1995
800058   AF800046   Testaufbau ER YAG-Staehe                            "HZGD-10.10.1992, 4271,78/2876,78"               01.10.1995
800059   AF870046   Regale f. Lagereinrichtung                          "HZGD-10.10.1990, 6260,36/6259,36"               01.10.1995
800062   AF860090   Notebook Commodore m. Epson-Matrixdrucker           "HZGD-10.10.1992, 2025,61/1363,61"               01.10.1995
800064   AF860103   Notebook Schneider                                  "HZGD-10.10.1992, 1226,32/826,32"                01.10.1995
800066   AF860125   PC Arbeitsplatz DT 386/40 MHz                       "HZGD-10.10.1993, 2420,89/1234,89"               01.10.1995
800067   AF860130   Notebook Highscreen 386 SX20                        "HZGD-10.04.1994, 1738,26/703,26"                01.10.1995
800071   AF800052   Testaufbau fuer Laserdiode                          "HZGD-10.04,1995, 3065,36/460,36"                01.10.1995
800072   AFS60084   Schallschutzhaube f. Drucker                        "HZGD-10.10.1991, 1135,25/949,25"                01.10.1995
800073   AF920013   Messgeraet Fieldmaster                              "HZGD-10.06.1995, 3105,00/466,00"                01.10.1995
800076   AF850115   Testsystem f. Steuerrechner AMLS-ZUK                "HZGD-10.11.1994, 8600,00/2580,00"               01.10.1995
800077   AF850107   b+s Split-Klimageraet AW 212 CL                     "HZGD-10.10.1994, 5947,00/1785,00"               01.10.1995
800078   AF850101   Energieme geraet f. YAK-Laser                       "HZGD-10.10.1994, 7023,34/2107,34"               01.10.1995
800079   AF850137   Autokllimator                                       "HZGD-10.03.1995, 2300,00/690,00"                01.10.1995
800083   AF999121   Lasermate 10 Analog System Leistungsmessgeraet      "HZGD-10.05.1995, 1955,00/294,00"                01.10.1995
800084   AF999129   Lasermate 10 Analog System Leistungsmessgeraet      "HZGD-10.05.1995, 1955,00/294,00"                01.10.1995
800085   AF999130   Lasermate 10 Analog System Leistungsmessgeraet      "HZGD-10.05.1995, 1955,00/294,00"                01.10.1995
800086   AF850152   Trennwandanlage 3teilig, variabel einsetzbar        "HZGD-10.05.1995, 1935,00/291,00"                01.10.1995
800087   AF800030   Test-System BREWSTER-TEST                           "HZGD-10.10.1987, 6812,56/6811,56"               01.10.1995
800089   AF870158   Regal                                               "HZGD-10.10.1992, 1547,85/1042,85"               01.10.1995
800091   AF870167   Arthrodesenstuhl                                    "HZGD-10.10.1992, 1340,53/880,53"                01.10.1995
800092   AF870168   Schubladen-Rollwagen                                "HZGD-10.10.1992, 1119,20/753,20"                01.10.1995



                                                         Attachment 1.1

Anlage   Inventar   Anlagenbezeichnung                                  Einsatzort 1                          Serialnr.  Aktivdatum
------   --------   ------------------------------------------          ------------------------------------  --------   -----------
800096   AF870176   Splitklimaanlage Fujitsu                            "HZGD-10.04.1993, 7161,71/4178,71"               01.10.1995
800097   AFS70177   Splitklimaanlage Fujitsu                            "HZGD-10.04.1993, 7161,71/4178,71"               01.10.1995
800099   AF860004   Oszillograph (Floss)                                "HZGD-10.10.1985, 16910,00/16900,00"             01.10.1995
800110   AF870157   Regal                                               "HZGD-10.10.1992, 1756,26/1183,26"               01.10.1995
800120   AF850008   Hartgestellplatte                                   "HZGD-10.10.1984, 1031,00/1030,00"               01.10.1995
800121   AF820003   Digitalspeicheroszilloskop                          "HZGD-10.04.1990, 1503,13/1502,13"               01.10.1995
800122   AF820004   Batterie-Konduktometer                              "HZGD-10.10.1991, 824,50/690,50"                 01.10.1995
800123   AF820005   Impulsschrauber Bosch                               "HZGD-10.04.1992, 1382,25/1037,25"               01.10.1995
800126   AF840001   Gabelstapler, Braucke                               "HZGD-01.10.1983, 9975,20/9974,20"               01.10.1995
800128   AF850001   Vakuum-Trockenschrank                               "HZGD-10.10.1983, 3426,30/3425,30"               01.10.1995
800130   AFS50003   Div. Werktische                                     "HZGD-10.10.1984, 6677,19/6676,19"               01.10.1995
800132   AF850005   Rasenmaeher                                         "HZGD-10.10.1984, 1598,89/1597,89"               01.10.1995
800133   AF850006   Maschinenschraubsatz                                "HZGD-10.10.1984, 4839,40/4838,40"               01.10.1995
800135   AF850009   2 Werkbaenke                                        "HZGD-10.10.1984, 2120,88/2119,88"               01.10.1995
800138   AF850007   Regalanlage                                         "HZGD-10.10.1984, 2450,23/2449,23"               01.10.1995
800146   AF800009   Testaufbau f. GF,EK Filterblock                     "HZGD-10.04.1986, 1779,00/1778,00"               01.10.1995
800147   AF800010   Testaufbau Arztfilter                               "HZGD-10.10.1987, 1164,00/1163,00"               01.10.1995
800149   AF800029   Vorrichtung                                         "HZGD-10.10.1987, 1716,61/1715,61"               01.10.1995
800151   AF800022   Druckminderer AGA                                   "HZGD-10.04.1987, 3859,00/3858,00"               01.10.1995
800153   AF800027   PINCH-OFF-Vorrichtung                               "HZGD-10.10.1986, 2279,00/2278,00"               01.10.1995
800159   AF800021   Erdungs-Tester                                      "HZGD-10.04.1987, 1159,00/1158,00"               01.10.1995
800167   AF850054   Drehschieberpumpe                                   "HZGD-10.10.1990, 2265,90/2264,90"               01.10.1995
800169   AF850011   Trenn-Trafo                                         "HZGD-10.10.1984, 4513,00/4512,00"               01.10.1995
800170   AF850012   Spectroscop                                         "HZGD-10.10.1986, 1956,00/1955,00"               01.10.1995
800176   AF850018   "Steigleiter" "Lindner"                             "HZGD-10.04.1987, 1426,00/1425,00"               01.10.1995
800177   AF850024   Klimaanlage                                         "HZGD-10.10.1989, 114572,22/110735,22"           01.10.199S
800178   AF850047   Steuerschrank                                       "HZGD-10.04.1991, 1184,50/1085,50"               01.10.1995
800179   AF850048   Steuerschrank                                       "HZGD-10.04.1991, 1184,50/1085,50"               01.10.1995
800181   AF850053   Digitales Speicheroszilloskop                       "HZGD-10.10.1990, 996,00/995,00"                 01.10.1995
800182   AF850075   Schrankgehaeuse                                     "HZGD-10.10.1991, 2206,72/1676,72"               01.10.1995
800185   AF850083   Autokollimator MRA-50                               "HZGD-10.10.1992, 2130,00/1434,00"               01.10.1995
800186   AF850082   Oszilloscope HM 205-3                               "HZGD-10.10.1992, 1502,13/1101,13"               01.10.1995
800187   AF850049   Steuerschrank                                       "HZGD-10.04.1991, 1184,50/1085,50"               01.10.1995
800188   AF850076   Fertigungsstrasse f. Dentallaser                    "HZGD-10.04.1992, 6748,70/4781,70"               01.10.1995



                                                         Attachment 1.1

Anlage   Inventar   Anlagenbezeichnung                                  Einsatzort 1                          Serialnr.  Aktivdatum
------   --------   ------------------------------------------          ------------------------------------  --------   -----------
800194   AF860143   Netz Datennetzinstallation in Floss             "HZGD-10.12.1994, 10303,24/3091,24"              01.10.1995
800195   AF850062   Reiner Arbeitsplatz                                 "HZGD-10.04.1991, 8878,00/8139,00"               01.10.1995
800197   AF850079   Me geraet                                           "HZGD-10.10.1992, 1502,13/1101,13"               01.10.1995
800200   AF860155   Notebook Acrobat Furore M. 486DX-50                 "HZGD-10.04.1995, 1579,29/237,29"                01.10.1995
800202   AF860156   Notebook Acrobat Furore M. 486DX-50                 "HZGD-10.04.1995, 1579,29/237,29"                01.10.1995
800204   AF999005   Testaufbau Blitzlampen MQL11                        "HZGD-10.09.1995, 14574,95/2186,95"              01.10.1995
800206   AF999007   Palettenregal                                       "HZGD-10.07.1995, 4399,17/660,17"                01.10.1995
800209   AF850148   Digitalanzeige fuer LaserMate 10 Inv.Nr. 370950     "HZGD-10.05.1995, 400,00/60,00"                  01.10.1995
800210   AF850150   Digitalanzeige fuer LaserMate 10 Inv.Nr. 370950     "HZGD-10.05.1995, 400,00/60,00"                  01.10.1995
800211   AF850149   Digitalanzeige fuer LaserMate 10 Inv.Nr. 370950     "HZGD-10.05.1995, 400,00/60,00"                  01.10.1995
800212   AF860157   Notebook Acrobat Furore M. 486DX-50                 "HZ.GD-10.04.1995, 1579,26/237,26"               01.10.1995
800213   AF860152   Notebook Acrobat Furore M. 486DX-50                 "HZGD-10.04.1995, 1579,29/237,29"                01.10.1995
800214   AF860153   Notebook Acrobat Furore M. 486DX-50                 "HZGD-10.04.1995, 1579,29/237,29"                01.10.1995
800215   AF850143   Stereo-Mikroskop                                    "HZGD-10.04.1995, 7507,00/1127,00"               01.10.1995
800216   AF850142   Notebook Acrobat Furore M 486DX2-50                 "HZGD-10.04.1995, 1499,00/225,00"                01.10.1995
800217   AF850140   Notebook Acrobat Furore M 486DX2-50                 "HZGD-10.04.1995, 1499,00/225,00"                01.10.1995
800219   AF850141   Notebook Acrobat Furore M 486DX2-50                 "HZGD-10.04.1995, 1499,00/225,00"                01.10.1995
800290   AH870001   Werkzeugschrank                                     "HZGD-10.10.1984, 1129,00/1128,00"               01.10.1995
800299   AF850043   Joulemeter/Me kopf                                  "HZGD-10.10.1990, 3130,00/3129,00"               01:10.1995
800372   AH860114   Netz Datennetz                                      "HZGD-10.04.1993, 9753,41/5691,41"               01.10.1995
800386   AH860140   Fax PC-Fax                                          "HZGD-10.10.1994, 5027,50/1508,50"               01.10.1995
800417   AH850138   Mcssplatte aus Hartgestein m. Untergestell          "HZGD-10.03.1995, 1260,30/378,30"                01.10.1995
800772              Werkzeugkoffer                                                                                       01.09:1996
800779              Zentrierring                                                                                         01.06.1996
800780              Messschraube                                                                                         01.06.1996
800865              Lotstation                                                                                           01.04.1996
800873              Heissluftpistole                                                                                     01.03.1996
800883              Digitalmultimeter                                                                                    01.01.1996
800894   AM000089   Messkopf                                                                                             01.11.1995
800896   AM000091   Messkopf                                                                                             01.11.1995
800902              Spriihsauger                                                                                         01.11.1995



                                                         Attachment 1.1

Anlage   Inventar   Anlagenbezeichnung                                Einsatzort 1                          Serialnr.    Aktivdatum
------   --------   ------------------------------------------        ------------------------------------  ---------    -----------
800905   AM000099   Erweiterung Testaufbau                                                                                01.11.1995
800908              Digital-Messschieber                                                                                  01.04.1996
801106              Speicher 4MB                                                                                          01.07.1996
801508              Telefon CT-Corn 316, schnurlos, 675182025                                                             01.12.1996
801569   AM000376   Telefonanlage                                                                                         01.03.1997
801592              Stichsage Bosch GST 85 PBAE m. Koffer                                                                 01.03.1997
801593              Bohrmaschine Bosch mit Winkelbohrkopf                                                                 01.03.1997
801703   AM000434   ALCON EyeLite-Laser                                                                                   22.09.1997
801708   AM000438   PC Compaq Deskpro+Monit.17"                                                             8723HVY4      01.09.1997
801713              Beschriftungsgerat                                                                      0839          01.09.1997
801739              "Farbmonilor 14""/Abl.Leas.SN:BZ032313"                                                               01.03.1997
801817              Stromzange                                                                                            25.11.1997
801818              Stromzange                                                                                            25.11.1997
801819              Stromzange                                                                                            25.11.1997
801832              Feuerloscher, Europa GE6                                                                              28.01.1998
801834   AM000523   Tisch m.Anbautisch u. 2 Schubladen                                                                    04.02.1998
801835   AM000524   Tisch m.Anbautisch u. 2 Schubladen                                                                    04.02.1998
801918              HP Deskjet 1120C                                                                                      24.04.1998
801922   AM000578   Messkopf PE50-DIF-ER                                                                    SN:52375      08.09.1998
801923   AM000556   Lasermate 1 Head                                                                        SN:NL98       13.07.1998
802070              Werkzeugkoffer                                                                                        11.02.1999
802071              Werkzeugkoffer                                                                                        11.02.1999
802072              Werkzeugkoffer, fahrbar                                                                               15.02.1999
802152   AM000663   Werkzeug - Tool offset alignment                                                                      12.07.1999
802154   AM000665   Werkzeug - Tool offset alignment                                                                      26.07.1999
802155              Notebook Case (Rucksack)                                                                              02.07.1999
802156              Notebook Case (Rucksack)                                                                              02.07.1999
802157              Pilot-Case Koskin (Rucksack)                                                                          02.07.1999
802181              Werkzeugkoffer                                                                                        29.07.1999
802201   AM000670   Prufaufbau EIL                                                                                        27.10.1998
802220              Scanner                                                                                               20.12.1999




                                                         Attachment 1.1

Anlage   Inventar   Anlagenbezeichnung                                Einsatzort 1                          Serialnr.    Aktivdatum
------   --------   ------------------------------------------        ------------------------------------  ---------    -----------
802423              Handy D 2                                                                                            18.02.2000
802743   AM000882   Abgleichwerkzeug fur Multipulse                                                                      10.10.2000
802791              Schnurlostelefon Siemens Gigaset 100                                                                 06.12.2000
802812   AM000905   Drucker/Kopierer/Scanner, HP OfficeJet K80C6750a                                                     22.01.2001
802830              Autotelefonanlage                                                                                    25.01.2001
802831   AM000910   Kopierer Toshiba, Modell e-studio 16                                                    CVL01372     25.01.2001
                                                                                                            9
802887   AM000993   Notebook Toshiba Satellite Pro4300                                                      SX002428     15.12.2000
                                                                                                            3G*13
802931   AM000944   PC DPEX MT PIII cmpq-aex0011                                                            8037FR4Z     15.12.2000
                                                                                                            E540*08
802932   AM000945   PC DPEX MT PIII cmpq-aex0011                                                            8037FR4Z     15.12.2000
                                                                                                            E541*08
802933   AM000952   PC DPEX MT PIII cmpq-aex0011                                                            8037FR4Z     15.12.2000
                                                                                                            E671*08
802934   AM000982   Notebook Toshiba Satellite Pro 4300                                                     SX002426     15.12.2000
                                                                                                            4G*13
803028              Drucker HP Deskjet 930 C                                                                             29.03.2001
803067              Handy Nokia 6210                                                                                     14.05.2001
803072              Einbau Freisprechanlage J-AM 705                                                                     29.05.2001
803104              Ultraschall-Reiniger                                                                                 12.07.2001
803154              Mikrowelle Moulinex                                                                                  21.11.2001
803155              Schnurlos-Telefon Siemens Gigaset                                                                    21.11.2001

                                  ATTACHMENT 3

Asclepion-Meditec AG

Produktionsstatte Floss

Vertrage


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Laufzeit
                                                                                                             -----------------------
Bezelchnung            Inhalt                      Vertragspartner                  Vertrags-Nummer          von          bls
------------------------------------------------------------------------------------------------------------------------------------
Versicherung           Gebaude                     Bayerische Landes-               B 9 44 77111 / L         01.10.01     01.10.02
                       (Feuer)                     brandversicherung AG
------------------------------------------------------------------------------------------------------------------------------------
Versicherung           Telefonanlage               WUBA                             90 000 494/155           24.10.91     01.01.03
------------------------------------------------------------------------------------------------------------------------------------
Versicherung           Brandmeldeanlage            WUBA                             90 000 494/56            14.10.94     01.01.03
------------------------------------------------------------------------------------------------------------------------------------
Versicherung           Einbruchmeldeentage         WUBA                             90 000 494/57            14.10.94     01.01.03
                       (Notrufanlage)
------------------------------------------------------------------------------------------------------------------------------------
Versicherung           Faxgerat                    Wurttembergische                 TV 27-6362164-46         01.09.94     01.09.02
------------------------------------------------------------------------------------------------------------------------------------
Miete                  Telefonnlage                Tenovis GmbH                     12311/02/1/1/13/19       24.10.91     31.12.02
------------------------------------------------------------------------------------------------------------------------------------
Miete                  Brandmeldeanlage            Bosch Telecom GmbH               12311/02/5/1/13/00       14.10.94     31.12.02
------------------------------------------------------------------------------------------------------------------------------------
Miete                  Einbruchmeldeanlage         Bosch Telecom GmbH               12311/04/4/1/13/00       14.10.94     31.12.02
                       (Notrufanlage)
------------------------------------------------------------------------------------------------------------------------------------
Miete                  Stahlflaschen               Tyczka Industrie-Gase GmbH       ohne                     01.07.01     31.07.02
------------------------------------------------------------------------------------------------------------------------------------
Miete                  Stahlflaschen               Messer Griesheim GmbH            ohne                     01.04.01     31.03.02
------------------------------------------------------------------------------------------------------------------------------------
Leasing                Fahrzeug J - AM 705         Volkswagen Leasing GmbH          560 6382                 03.03.98     02.03.02
                       Fahrzeug J - AM 770         Mercedes-Benz Leasing GmbH       48 23 85                 15.02.99     14.02.03
------------------------------------------------------------------------------------------------------------------------------------
Nutzungsvertrag        Handy                       D2 vodafone                      0172- 813 6673           28.01.02     27.01.03
                       Handy                       D2 vodafohe                      0172 -794 3092           10.05.01     09.05.03
------------------------------------------------------------------------------------------------------------------------------------

Dienstleistung         Standleitung                Deutsche Telekom AG              000001/000001            01.12.97     01.12.02
                       zur Datenubertragung
------------------------------------------------------------------------------------------------------------------------------------
Lieferung              Strom                       OBAG AG                                                   01.01.01     31.12.03
------------------------------------------------------------------------------------------------------------------------------------
Lieferung              Wasser, Kanallsation        Markt Flo(beta)                  ohne
------------------------------------------------------------------------------------------------------------------------------------
Gebuhr                 Entewasserungsbeitrag       Markt Flo(beta)                  ohne
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Laufzeit
                                                                                                             -----------------------
Bezelchnung            Inhalt                      Vertragspartner                  Vertrags-Nummer          von          bls
------------------------------------------------------------------------------------------------------------------------------------
Untermiete             Gewerberaume                SYSMOTRONIC GmbH                 ohne                     01.08.98     31.07.03
------------------------------------------------------------------------------------------------------------------------------------
Uberwachungsvertrag    Qualitatssicherungssystem   Landesgewerbeanstalt Bayern      ohne                     16.12.97     15.12.02
------------------------------------------------------------------------------------------------------------------------------------
Dienstlelstung         Unterhaltsreinigung         Morotz Furst GmbH & Co. KG       ohne
                       Maschinenreinigung
------------------------------------------------------------------------------------------------------------------------------------
Dienstlelstung         Wach-und Streifendlenst     Kostell GmbH                     ohne
------------------------------------------------------------------------------------------------------------------------------------




                                                        ATTACHMENT 4.2

                                            Annual Gross Compensation
           Name of Employee              for Services performed in 2001                     Remarks
------------------------------------  ---------------------------------------    ---------------------------
      1.   Gross, Thomas                                 ***** DM
      2.   Kett, Franz                                   ***** DM                   *****
      3.   Kiener, Robert                                ***** DM                   *****
      4.   Kiesl, Stefan                                 ***** DM                   *****
      5.   Landgraf, Hans                                ***** DM
      6.   Landgraf, Werner                              ***** DM                   *****
      7.   Malzer, Margarete                             ***** DM
      8.   Piehler, Wolfgang                             ***** DM
      9.   Proelss, Hans                                 ***** DM
     10.   Rass, Brigitte                                ***** DM

---------------------
*  Confidential Treatment Requested.


                                       1